Exhibit 99.1

TENTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Amended and Restated Loan and Security Agreement (this “Agreement”) is made and entered into as of December 30, 2012 by and among (a) nFinanSe Inc., a Nevada corporation (the “Company”), nFinanSe Payments Inc., a Nevada corporation (each, a “Borrower”, and together with the Company, the “Borrowers”) and (b) the investors identified on the signature pages hereto (each, a “Lender”, and collectively the “Lenders”).  Defined terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement (as defined below).

RECITALS

The Borrowers and the Lenders are parties to that certain Loan and Security Agreement, dated June 10, 2008, which was amended and restated on November 26, 2008 (as further amended on February 3, 2009, May 26, 2010, June 25, 2010, July 23, 2010, September 27, October 29, 2010, December 3, 2010, December 17, 2010 and March 1, 2011 the “Loan Agreement”), pursuant to which the Company issued to each Lender secured promissory notes in the aggregate principal amount of $3,500,000,(which is being amended to $3,00,000 below) of which $1,750,000 is currently outstanding (collectively, the “Notes”).

WHEREAS, certain definitions and sections of the Loan Agreement need to be added or amended to accommodate the desires of the parties.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Amendment of Definitions. The following as defined in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Commitment” shall mean the obligation to lend the following sums to Borrower in accordance with the terms hereof: (i) with respect to Ben Joseph, $350,000, (ii) with respect to Berlacher, $250,000, (iii) with respect to Harris, $250,000, (iv) with respect to Franz Berlacher, $150,000, (v) with respect to Lancaster, $250,000, (vi) with respect to Northwood, $500,000, and (vii) with respect to Porter, $1,250,000.

“Commitment Fee” shall mean a sum equal to 10% of each Lender’s Commitment as stated in this Tenth Amendment paid in the form of shares of the Parent’s Series E Convertible Preferred Stock, par value $0.001, issued at $1.50 per share.

“Maturity Date” shall mean December 31, 2012.

“Reload Pack” shall mean a bar-coded, laminated cardboard card purchased at retail to store an amount of money for transfer to an SVC.

“Unredeemed Reload Pack” shall mean any Reload Pack the balance of which has not yet been transferred to a bank-issued SVC managed by nFinanSe.

“Approved Distributor” means Interactive Communications, Inc., Western Union, MoneyGram, VendTek Systems, Inc. and any other distributor or large chain store retailer of SVCs that is requested by a Borrower and approved by the Required Lenders.

2.           Addition to a Definition: The following as defined in Section 1.1 of the Loan Agreement is hereby amended to include the additional provision:

“Permitted Indebtedness” shall mean: (v) amounts due and owing to purchasers and holders of the borrowers’ outstanding payment instruments, and stored value obligations, such as Unredeemed Reload Packs, in the event of bankruptcy as required by any State law.

3.           Amendment of Funding. Section 2.1(b) (iii)  of the Loan Agreement is hereby amended and restated in its entirety, as follows:
2.1(b)(iii).               Funding:

(iii)         Until such time as their individual Commitments are fully drawn, each Lender shall advance Loan requests in the following order:

1.	First, Porter, in an amount up to $1,250,000.
2.	Second, Harris, in an amount up to $250,000.
3.	Third, Northwood, in an amount up to $250,000.
4.	Fourth, Ben Joseph, in an amount up to$350,000.
5.	Fifth, Franz Berlacher, in an amount up to $150,000.
6.	Sixth, Berlacher, in an amount up to $250,000.
7.	Seventh, Lancaster, in an amount up to $250,000.
8.	Eighth, Northwood, in an amount up to $250,000.

4.           Amendment of Repayment of Principal.
a.	Section 2.6(b) is hereby amended and restated in its entirety, as follows:

2.6(b).  Each payment or prepayment of principal on the Loans, other than from amounts on deposit in the Deposit Account or from collections of Eligible Accounts required to be deposited in the Deposit Account in accordance with Section 2.3(a), shall be allocated to the repayment of all outstanding Accounts Receivable Loans as follows:

1.           First, to Northwood, in an amount up to $250,000.
2.           Second, to Lancaster, in an amount up to $250,000.
3.           Third, to Berlacher, in an amount up to $250,000.
4.           Fourth, to Franz Berlacher, in an amount up to $150,000.
5.           Fifth, to Ben Joseph, in an amount up to$350,000.
6.           Sixth, to Northwood, in an amount up to $250,000.
7.           Seventh, to Harris, in an amount up to $250,000.
8.           Eighth, to Porter, in an amount up to $1,250,000.

5.	Amendment of nFinanSe Deposit. Section 7.21 is hereby amended and restated in its entirety, as follows:

7.21. The nFinanSe Deposit in the Deposit Account will be maintained in a minimum amount of $1 or such other minimum amount as is determined by the Agent.

6.           Representations and Warranties of the Company.

a.	Section 5.1(g) of the Agreement is amended in its entirety as follows:

5.1(g).  No Material Adverse Change.  No Material Adverse Change shall have occurred since March 1, 2011.

b.	The Company hereby makes the representations and warranties set forth below to the Lenders as of the date of its execution of this Agreement:

(1)
Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder in accordance with the terms hereof.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(2)
No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, subject to the terms hereof and thereof, do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(3)	No Defaults. No Event of Default has occurred and is continuing as of the date hereof.

7.           Effect on Credit Documents. Except as specifically provided herein, all of the Credit Documents remain in full force and effect in accordance with their respective terms.  Nothing in this Agreement shall extend to or affect in any way any of the rights or obligations of the Company arising under the Credit Documents.  The respective obligations, amendments, agreements of the Lenders hereunder are subject to the following conditions being met: (a) the accuracy in all material respects of the representations and warranties of the Company contained herein and (b) the performance by the Company of all if its obligations, covenants and agreements required to be performed hereunder and under the Credit Documents.

8.           Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9.           Independent Nature of Lenders’ Obligations and Rights.  The obligations of each Lender hereunder are several and not joint with the obligations of any other Lenders hereunder, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Lender pursuant hereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Lender shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Each Lender has been represented by its own separate legal counsel in their review and negotiation of the Credit Documents.  The Company has elected to provide all Lenders with the same terms and Credit Documents for the convenience of the Company and not because it was required or requested to do so by the Lenders.

10.           Assumption of Obligations of Lender Under the Loan Agreement.  By execution of this Amendment, each undersigned Lender hereby assumes all of the obligations of a Lender pursuant to the Agreement as amended, from time to time.

11.           Amendment and Notes Executed Outside the State of Florida.  This Amendment, and the Notes arising pursuant to this Amendment, have been executed outside the state of Florida and as such no Florida documentary taxes are due upon the execution of the Amendment or the Notes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BORROWERS:	NFINANSE INC.

	By:	/s/ Jerry R. Welch
	Name:	Jerry R. Welch
	Title:	Chief Executive Officer

NFINANSE PAYMENTS INC.

By:	/s/ Jerry R. Welch
Name:	Jerry R. Welch
Title:	Chief Executive Officer

Executed in Dallas, Texas

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOR LENDERS FOLLOW]

[LENDER SIGNATURE PAGE TO NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LENDERS:	BALLYSHANNON PARTNERS, L.P., as Agent

	By:	/s/ Bruce E. Terker
	Name:	Bruce E. Terker
	Title:	President of the G.P.

PORTER PARTNERS, LP.

By:	/s/ Jeffrey H. Porter
Name:	Jeffrey H. Porter
Title:	General Partner

5 STAR PARTNERSHIP

By:	/s/ Donald A. Harris
Name:	Donald A. Harris
Title:	President 1162 Management

NORTHWOOD CAPITAL PARTNERS, L.P.

By:	/s/ Robert A. Berlacher
Name:	Robert A. Berlacher
Title:	Managing Member of NCP Advisors, LLC

BEN JOSEPH PARTNERS

By:	/s/ Jeffrey H. Porter
Name:	Jeffrey H. Porter
Title:	General Partner

FRANZ BERLACHER IRA

By:	/s/ Franz J. Berlacher
Name:	Franz J. Berlacher, M.D.
Title:	Owner

ROBERT BERLACHER IRA

By:	/s/ Robert A. Berlacher
Name:	Robert A. Berlacher
Title:	Owner

LANCASTER INVESTMENT PARTNERS, LP

By:	/s/ Robert A. Berlacher
Name:	Robert A. Berlacher
Title:	Managing Member for LIP Advisors, LLC